Significant Accounting Policies (Tables)	12 Months Ended
Jun. 30, 2011
Schedule of Accounts, Notes, Loans and Financing Receivable

Accounts Receivable - The Accounts receivable, net caption in the Consolidated Balance Sheet is comprised of the following components:

June 30,	2011	2010
Accounts receivable, trade	$1,780,137	$1,457,355
Allowance for doubtful accounts	(10,472)	(14,701)
Non-trade accounts receivable	75,550	58,091
Notes receivable	132,641	99,196

Total	$1,977,856	$1,599,941